UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

Warner Chilcott Holdings Company III, Limited

(Exact name of registrant as specified in its charter)

Bermuda	333 – 126660	23-4456678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Enterprise Drive

Rockaway, New Jersey 07866

(Address of principal executive offices, including zip code)

(973) 442-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 20, 2006, Warner Chilcott, Limited (“WCL”), Warner Chilcott Holdings Company III, Limited’s indirect parent company, issued a press release announcing that WCL has settled the antitrust lawsuit brought by the Federal Trade Commission against certain of its subsidiaries involving one of its combined hormonal contraceptives, Ovcon® 35. A copy of WCL’s press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued October 20, 2006 by Warner Chilcott Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED

By:	/s/ Paul Herendeen
Name: Paul Herendeen
Title: Executive Vice President and Chief Financial Officer

Date: October 20, 2006